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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                AMENDED FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           December 27, 2002

                         Income Growth Partners, Ltd. X
                         ------------------------------
             (Exact name of registrant as specified in its chapter)

         California                 0-18528                      33-0294177
         ----------                 -------                      ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number)              Identification No.)

11300 Sorrento Valley Road, Suite 108, San Diego, CA                92121
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code            (858) 457-2750

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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(a) (1) (i) The Registrant was advised by the accounting firm of Nation Smith
Hermes Diamond on December 12, 2002 that it had resigned as of that date as the principal accountant to audit the Registrant's financial statements.

         (ii) There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Nation Smith Hermes Diamond on the Registrant's financial statements within the two most recent fiscal years or any subsequent interim period.

         (iv) There were no disagreement(s) with Nation Smith Hermes Diamond on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure within the two most recent fiscal years and any subsequent interim period preceding its resignation, which disagreement(s), if not resolved to the satisfaction of Nation Smith Hermes Diamond, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         (v) No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred during the Registrant's two most recent fiscal years and any subsequent interim period preceding Nation Smith Hermes Diamond resignation.

ITEM 7.  EXHIBITS
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Exhibit 16.1

Letter dated December 27, 2002, from Nation Smith Hermes Diamond to the Registrant concerning the disclosures made in the Report on Form 8-K dated December 13, 2002 and filed with the Securities and Exchange Commission on December 17, 2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Income Growth Partners, Ltd. X
                                           a California limited partnership
                                                     (Registrant)
                                               By: Its General Partner
                                            Income Growth Management, Inc.
                                               a California corporation

Date: December 27, 2002                  By: /s/ David W. Maurer
                                             --------------------------------
                                              David W. Maurer, President
                                                     (Signature)*

*Print name and title of the signing officer under his signature.



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